                                                          [ARTHUR ANDERSEN LOGO]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Newmont Retirement Savings Plan (Non-Union) dated June 22, 2001, included in this Form 11-K into the previously filed Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-69145).

                                          /s/ Arthur Andersen LLP



Denver, Colorado,
       June 22, 2001.